UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024

Progyny, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	001-39100	27-2220139
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1359 Broadway New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)
(212) 888-3124
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PGNY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Progyny, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2024. Each stockholder of record of common stock of the Company as of April 3, 2024 was entitled to vote at the Annual Meeting, each being entitled to one vote per share of common stock. A total of 90,037,222 shares of common stock (93.68% of all such shares entitled to vote at the Annual Meeting) were represented in person or by proxy.
At the Annual Meeting, stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 12, 2024. The final voting results were as follows:

1.Proposal 1 – Election of Directors

Each of the Class II director nominees of the Board of Directors was elected to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successor has been duly elected, or if sooner, until their resignation, death, or removal from the Board of Directors.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter Anevski	67,253,207	16,905,403	N/A	5,878,612
Roger Holstein	65,605,451	18,553,159	N/A	5,878,612
Jeff Park	62,454,566	21,704,044	N/A	5,878,612
David Schlanger	62,764,614	21,393,996	N/A	5,878,612

2.Proposal 2 – Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,543,602	330,834	162,786	N/A

3.Proposal 3 – Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers

Stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,109,794	1,914,294	134,521	5,878,612

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progyny, Inc.

Dated: May 29, 2024
	By:	/s/ Peter Anevski
Peter Anevski
Chief Executive Officer